                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


         Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
ErgoBilt files this Form 8-K.   Date of Report (Date of earliest event
reported) - December 29, 1997.

Registrant's exact name:          ErgoBilt, Inc.
--------------------------------------------------------------------------------
       TEXAS                          0-22077                   75-2600529
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)           IRS Employer I.D.

Registrant's Address:   9244 Markville Drive, Dallas, Texas, 75243
                        ------------------------------------------

Registrant's telephone number, including area code:  (972) 889-3742
                                                     --------------

Item 7. Exhibits.         Registrant's Press Release dated December 30, 1997.

Item 8. Change in Fiscal Year.    On December 29, 1997, the Board of Directors
of the Registrant approved a change in the Registrant's fiscal year to end on the last day of February of each year effective as of the fiscal year beginning March 1, 1997 and ending on February 28, 1998. The form on which the report covering the transition period (January 1, 1997 through February 28, 1997) will be filed will be the Registrant's Form 10-K.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                           ERGOBILT, INC.

Date: January 12, 1998                     By:  /s/ Gerard Smith
                                           ---------------------
                                                    Gerard Smith
                                                    Chief Executive Officer

                                 Exhibit Index


Item Number             Description
-----------             -----------

   99.1                 Registrant's Press Release dated December 30, 1997